Exhibit 13.0
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 20-F of Converium Holding AG (the "Company") for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Inga K. Beale, as Chief Executive Officer of the Company, and Paolo De Martin, as Chief Financial Officer, of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of her/his knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BY:	/s/ Inga K. Beale
Name: Inga K. Beale
Title: Chief Executive Officer, Converium Holding AG

BY:	/s/ Paolo De Martin
Name: Paolo De Martin
Title: Chief Financial Officer, Converium Holding AG
Date: June 13, 2007